Exhibit 99.1 Investor Presentation August 2018 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, statements regarding the effect of The Tax Cuts and Jobs Act on Trinity's financial results, any non-cash tax benefits from the remeasurement of Trinity's net deferred tax liabilities, the anticipated separation of Trinity into two separate public companies, the expected timetable for completing the spin-off transaction, whether or not the spin-off transaction occurs, future financial and operating performance of each company, benefits and synergies of the spin-off transaction, strategic and competitive advantages of each company, future opportunities for each company and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and, except as required by federal securities laws, Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. There is no assurance that the proposed spin-off transaction will be completed, that the Company's Board of Directors will continue to pursue the proposed spin-off transaction (even if there are no impediments to completion), that the Company will be able to separate its businesses, or that the proposed spin-off transaction will be the most beneficial alternative considered. Forward looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, as well as any changes in or abandonment of the proposed separation or the ability to effect the separation and satisfy the conditions to the proposed separation, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in the Company's Annual Report on Form 10-K for the most recent fiscal year, and as may be revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 2

Agenda I. Trinity Industries, Inc. Overview Today II. Overview and Rationale for Planned Spin-off III. Spin-off Timeline and Progress Report IV. Appendix 3

I. Trinity Industries, Inc. Overview Today

- Trinity Industries, Inc. is a diversified industrial company that owns complementary market-leading businesses providing products and services to the energy, chemical, agriculture, transportation, and construction sectors
- Trinity operates through five business segments:
  - Rail Group
  - Railcar Leasing and Management Services Group ("Leasing")
  - Inland Barge Group
  - Construction Products Group ("CPG")
  - Energy Equipment Group ("EEG")
- The Company serves its customers through manufacturing facilities located in North America and had approximately 15,605 employees at the end of 2017
- Total Revenue and EBITDA for LTM 06/18 was $3.7 billion and $836 million, respectively



External Revenue by Business Group[1]


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
($mm)
Revenue
2009 (2)
2010
2011
2012
2013
2014
2015
2016
2017 (3)
LTM 06/18 (3)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
EPS
Rail Group
Leasing
Barge
CPG
EEG
All Other
EPS, Total Company-Diluted (3)

All share and per share information has been retroactively adjusted to reflect the 2-for-1 stock split effective in June 2014.

Please see Footnotes on Slides 30-31.

TRINITY INDUSTRIES, INC.
4

Leading Market Positions in North America  Rail Group Leading manufacturer of railcars  Leading manufacturer of railcar axles  Leading manufacturer of railcar coupling devices  Railcar Leasing and Leading provider of railcar leasing and management Management Services services Group  Inland Barge Group Leading manufacturer of inland barges and fiberglass barge covers in the United States  Construction Products Leading full-line manufacturer of highway guardrail and Group crash cushions in the United States  Leading producer and distributor of lightweight and natural construction aggregates in certain regions in the United States  Leading manufacturer of structural wind towers Energy Equipment  Group Leading manufacturer of storage and distribution containers and tank heads for pressure and non- pressure vessels  Leading manufacturer of steel utility structures for electricity transmission and distribution 5

Diversified Portfolio of Businesses PAST (FY 2000) Elevating Our Financial Performance PRESENT (LTM 06/18) Total Revenues = $2.7 B Total Revenues = $3.7 B 4% $5.50 Calendar Year EPS 22% $4.50 36% Revenue $3.50 Revenue $2.50 14% $1.50 24% $0.50 0% 12% -$0.50 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 LTM (3) (4) 06/18 12% 35% (4) Operating Operating We strive to outperform prior cyclical peaks Profit (1) Profit (1) with higher EPS and better returns; raise the earnings floor; and improve balance sheet strength during cyclical downturns 41% Rail Leasing CPG EEG Barge (2) (2) (2) (2) Please see Footnotes on Slides 30-31. 6

Flexible and Cost-Effective Manufacturing Flexibility Trinity's manufacturing flexibility across products enhances our ability to opportunistically respond to changes in market demand Cost-Effective Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provide cost effective benefits across multiple business segments In recent years, Trinity has invested significantly in its manufacturing footprint, establishing a strong manufacturing platform and ability to respond to changes in market demand 7

Seasoned Performer Across Market Conditions . Incorporated in 1933 with a strong corporate culture and commitment to Company values . Seasoned management team knows how to assess the market, proactively plan for cycles and quickly adapt to changing market conditions . Cost-effective and flexible manufacturing footprint is a competitive advantage for many of our product lines . Significant liquidity position and a strong balance sheet at quarter end June 30, 2018 . Track record of maintaining a healthy liquidity position across the business cycle 8

Healthy Financial Position to Complete Spin-off As of 06/30/18 Balance Sheet Debt ~ $3.3 B(1) Recourse Debt Working Capital Senior Notes(1) $400 Capital Leasing Obligations(1) 27 Total Recourse $427 mm Non-Recourse Leasing Debt(2) Maintain a Warehouse Facility(1) $151 Capital Long-term Financings: conservative and Expenditures Wholly-Owned(1) 1,340 liquid balance Partially-Owned(1) 1,344 Total Non-Recourse Leasing $2,835 mm sheet to be attractively positioned to Available Liquidity ~ $1.8 B capitalize on Acquisitions Cash, Cash Equivalents, opportunities & Short Term Marketable Securities $638 Corporate Revolver Availability 521 Warehouse Availability 599 Total Available Liquidity $1,758 mm Shareholder Equity ~ $4.7 B Distributions Please see Footnotes on Slides 30-31. 9

Financial Highlights

LTM 06/18 vs. LTM 06/17[1]

- Revenues decreased 8.8% to $3.65 billion from $4.00 billion
- Operating profit decreased 16.9% to $393.6 million from $473.8 million[2]
- EBITDA decreased 6.1% to $835.6 million from $889.7 million
- Earnings per common diluted share increased 3.1% to $1.67 from $1.62 per diluted share[5]

$449.3 million Convertible Subordinated Notes ("Notes")

On April 23, 2018, as previously disclosed, the Company gave notice of its election to redeem all of the Notes on June 1, 2018 at a redemption price in cash equal to 100% of the principal amount. As a result, holders of the entire par amount, excluding $0.8 million, submitted notices for conversion. The Company elected to settle the conversions in cash rather than in shares of common stock or a combination of cash and shares of common stock. As of July 3, 2018, the Company had completed conversion settlements for an aggregate cash amount of $646.6 million. For more details, please refer to *the Company's Form* 10-Q filed on July 26, 2018.

Trinity's EPS Summary FY 2009 – LTM 06/18[3]



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.67
$0.43
$0.88
$1.59
$2.38
$4.19
$5.08
$2.25
$1.52
$1.67
2009 (4)
2010
2011
2012
2013
2014
2015
2016
2017 (5)
LTM 06/18 (5)

Trinity's EBITDA Summary FY 2009 – LTM 06/18[6]



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
($mm)
$443
$470
$612
$774
$989
$1,502
$1,713
$1,032
$851
$836
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM 06/18

Please see Footnotes on Slides 30-31.

TRINITY INDUSTRIES, INC.
10

FY 2018 Guidance and Outlook *(As of July 26, 2018)*

Total Company

Total EPS:	~ $1.15 - $1.40
EPS, excluding spin-off transaction costs:	~ $1.45 - $1.65
Corporate expense, excluding spin-off transaction costs:	~ $130 - $140mm
Spin-off transaction costs:	~ $30 - $40mm
Tax rate, excluding spin-off transaction costs:	~ 25%
Manufacturing & Corporate CapEx:	~ $100 - $135mm
Interest Expense, net:	~ $165mm



Rail Group

Revenue:	~ $2.3B
Operating margin:	~ 9.0%
Railcar deliveries:	~ 21,000
Revenue elimination from sales to Leasing Group:	~ $945mm
Operating profit elimination from Sales to Leasing Group:	~ $95mm



Leasing Group

Leasing and management revenues:	~ $725mm
Leasing and management operating profit:	~ $295mm
Proceeds from sales of leased railcars: (not included in above revenues and operating profit)	~ $350mm
Net investment in lease fleet:	~ $600 - $825mm



Inland Barge Group

Revenue:	~ $170mm
Operating margin:	~ 3.0%



Construction Products Group

Revenue:	~ $550mm
Operating margin:	~ 14.5%



Energy Equipment Group

Revenue:	~ $875mm
Operating margin:	~ 7.5%

Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

TRINITY INDUSTRIES, INC.
11

II. Overview and Rationale for Planned Spin-Off 12

Spin-off of Arcosa, Inc. • On December 12, 2017, Trinity Industries announced a plan to pursue the spin-off of its infrastructure-related businesses to shareholders • Trinity introduced Arcosa, Inc. as the new company in an initial Form 10 filing on May 15, 2018 and filed subsequent amendments on June 15 and August 1, providing additional information • Transaction is expected to result in two separate public companies that will benefit from: – Leading positions in their respective industries – Strong cash flow generation – Compelling growth opportunities • Separation is planned as a tax-free spin-off to shareholders for U.S. federal income tax purposes • Separation is expected to be completed in the fourth quarter of 2018 13

Strategic Rationale • Enhances Overall Growth Potential through Focused Companies – Arcosa to focus on growing market opportunity in North American infrastructure spending – Trinity Industries to operate industry-leading integrated rail leasing, manufacturing, and services business, providing single source for comprehensive rail transportation solutions and services in North America • Enables Each Company to Optimize Balance Sheet and Capital Allocation Priorities – Standalone companies plan to pursue distinct business strategies and investment decisions best suited to enhance long-term growth and shareholder value creation • Enables Businesses to Advance Differentiated Investment Theses 14

CEO / CFO Management Teams post Spin-Off Management - Trinity Industries, Inc. Management - Arcosa, Inc. . Current CEO/CFO to remain in place following the . Antonio Carrillo has accepted the future role of spin-off President and CEO of Arcosa . Timothy R. Wallace, Trinity’s Chairman, Chief ⁻ Mr. Carrillo served as CEO of Mexichem S.A.B. de Executive Officer and President, will remain in his C.V. from 2012 until recently rejoining Trinity. Prior to joining Mexichem, Mr. Carrillo spent 16 years at current role with Trinity following completion of the Trinity where he most recently served as Senior spin-off Vice President and Group President of the ⁻ Mr. Wallace joined Trinity in 1975 and has been Company’s Energy Equipment Group and was Chairman, Chief Executive Officer, and President of responsible for Trinity’s Mexico operations. In 2014, Trinity since 1999 he was elected to Trinity’s Board of Directors . . James Perry, Trinity’s Senior Vice President and Chief Scott Beasley has accepted the future role of CFO of Financial Officer, will remain in his current role with Arcosa Trinity following completion of the planned spin-off ⁻ Mr. Beasley is currently the Group Chief Financial Officer of Trinity’s Construction, Energy, Marine and ⁻ Mr. Perry joined Trinity in 2004 and was appointed Components businesses, and has served in this role Treasurer in April 2005. He was named a Vice since 2017. Mr. Beasley joined the Company in 2014 President of Trinity in 2006 and appointed Vice and previously served as Vice President of Corporate President, Finance in 2007. Mr. Perry is in his eighth Strategic Planning for Trinity Industries year as the Company’s CFO 15

Trinity Industries, Inc. (post Spin-off) • Trinity will be comprised primarily of our rail-related businesses • The spin-off maintains the benefits of TrinityRail®’s integrated business model and its expansive market platforms • As the premier provider of rail products and services, TrinityRail offers an unparalleled value proposition for customers as a premier provider of rail products and services • Creates a “one-stop-shop” experience and a comprehensive range of railcar services for industrial producers, railroads, lessors, and institutional investors • Gives the ability to pursue an optimized capital structure, efficiently allocate capital, and effectively leverage multiple rail platforms 16

Arcosa Positioned for Success • New growth-oriented company that provides critical infrastructure products for a broad spectrum of markets throughout construction, energy, and transportation • Strong market positions with established reputations for quality and service • Well positioned to benefit from North American economic growth and infrastructure spending • Proven ability to operate efficiently in cyclical markets • Balance sheet flexibility to pursue growth organically and through acquisitions • Opportunities to leverage extensive platform in Mexico • Experienced leadership team with track record of growth 17

Trinity business segments (post spin-off) Trinity Industries, Inc. (post spin-off) 2017 Revenues: $2.4B1 Rail Leasing and Rail Group All Other Eliminations Management Services Group ($ Millions) 2017 Revenues 1 $2,044 $843 $344 ($834) ▪ Tank and freight railcars ▪ TrinityRail Leasing Services ▪ Highway Products ▪ Eliminations, primarily of sale of Businesses ▪ Maintenance Services ▪ Asset management ▪ Trinity Logistics Group railcars from Rail ▪ Railcar parts and heads 2 ▪ Railcar investment vehicle Manufacturing to Rail (RIV) sales Leasing 3 Please see Footnotes on Slides 30- 31. 18

Arcosa business segments Arcosa, Inc. (per Form 10 Filing) 2017 Revenues: $1.5B1 Transportation Products Energy Equipment Group Construction Products Group Group ($ Millions) 2017 Revenues $259 $844 $363 Natural aggregates (sand and Inland barges2 ▪ ▪ Wind towers ▪ Products gravel) ▪ Utility structures ▪ Fiberglass covers and other barge 2 ▪ Lightweight aggregates components ▪ Pressurized and non-pressurized ▪ Trench shields and shoring storage and distribution containers ▪ Axles & couplers 3 products ▪ Industrial and mining components 3 For more information refer to the Information Statement Summary section of the initial Form 10 filed on May 15, 2018, and subsequent amendments filed on June 15 and August 1, located at the Trinity Spin-off section of Trinity’s website, www.trin.net Please see Footnotes on Slides 30- 31. 19

III. Spin-off Timeline and Progress Report Announcement • Continued analysis and planning December 2017 • Refinement of new corporate and organizational structures • Initial Form 10 filed May 15, 2018; subsequent amendments filed on June 15 and August 1, 2018 • Organization preparation • IRS private letter ruling on tax-free status of transaction • Final approval by Board of Directors • Investor Day for both companies expected after declaration date for the distribution of Arcosa shares Expected • Distribution of Arcosa shares Completion Q4 2018 20

Separation Progress Report (As of 7/26/18) • Internal Separation Planning Teams identified, project plans defined, and teams working well to execute anticipated spin-off in the fourth quarter of 2018 • CEO/CFO announcements of both companies announced in January • Private letter ruling request filed with the IRS in early February • Announced anticipated alignment of businesses for the two stand-alone public companies in April • Introduced new company name and filed initial Form 10 with the SEC on May 15th, that was further supplemented with two subsequent amendments; the Form 10 provides details related to business, strategy, and historical financial results for Arcosa • Completed reorganization of senior management teams and corporate staffing • Announced expectations for an Investor Day for both companies to be held after the declaration date 21

IV. Appendix 22

Rail Group

Market Positioning

- Leading manufacturer of railcars, railcar axles, and coupling devices in North America
- Broadest product offering for railcar manufacturing in North America
- Networking of customers between railcar sales and railcar leasing
- Investment in maintenance services has expanded capabilities for our lease fleet and key customers
- Focus on new and advanced engineering designs
- Centralized sourcing provides cost savings
- Streamlined manufacturing efficiencies

Current Performance[4]

- LTM 06/18 deliveries and orders totaling 21,400 and 19,250 railcars, respectively; represents 42% and 38% of LTM 06/18 industry deliveries and orders, respectively
- Trinity's $2.7 billion order backlog of 24,580 railcars accounts for 38% of industry backlog as of 06/18 and includes a broad mix of railcar types across many industrial sectors
- Improving railcar industry fundamentals and rising forecasts for industrial production, along with continued demand for railcar equipment in select growth markets, are resulting in positive momentum within the railcar industry and an improvement in pricing. Second quarter orders received of 8,320 railcars reflect a broad mix of railcar types serving both replacement needs and select growth markets
- 2018 segment performance expected to be primarily driven by orders taken in a weaker market environment

Business Conditions/Demand Outlook



Railcar Deliveries (1958 - 2020P)
Projections based on Third Party estimates(3)
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1958
1960
1962
1964
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018P
2020P

Rail Group Revenues and OP Margin[1]



$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($mm)
24.0%
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
-4.0%
$895
$522
$1,275
$2,013
$2,868
$3,817
$4,462
$3,077
$2,084
$2,313
2009 (2)
2010
2011
2012
2013
2014
2015
2016
2017
LTM 06/18
Railcar Revenue
Parts & Components Revenue
OP Margin

Please see Footnotes on Slides 30-31.

TRINITY INDUSTRIES, INC.
23

Railcar Leasing & Management Services Group

Market Positioning

- Leading provider of comprehensive railcar leasing and management services
- Provider of operating leases offering 'one stop shopping' for *TrinityRail* shipping customers
- Scale of operations facilitates active participation in secondary market activities to create Railcar Investment Vehicles ("RIVs") and asset management services for institutional investors
- Total leased railcars under management was 121,285 as of June 30, 2018, a 13.6% increase year-over-year

Current Performance

- Solid financial performance during LTM 06/18 primarily driven by lease fleet growth and disciplined cost management initiatives
- Lease renewal rates have sequentially improved from recent levels yet remain below expiring average rates
- Sold $446 million of leased railcars in LTM 06/18, primarily through the RIV platform, reflecting strong demand from institutional investors
- Expect to continue growing the lease fleet in FY 2018, with 45% of the Company's total railcar deliveries going to the lease fleet. Anticipate supplementing organic fleet growth with selected purchases of leased railcars in the secondary market
- Total expected net leasing investment between $600 - $825 million in 2018

Business Conditions/Demand Outlook



More Than Tripled the Size of Trinity's Owned and Managed Lease Fleet since 2006
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
12/06 12/07 12/08 12/09 12/10 12/11 12/12 12/13 12/14 12/15 12/16 12/17 06/18
(1)
(2)
Managed Fleet
Wholly-Owned & Partially-Owned

Please see Footnotes on Slides 30-31.

Leasing Operating Revenues and Profit (Excludes Car Sales)[(3)]



$800
$700
$600
$500
$400
$300
$200
$100
$0
($mm)
$329
$461
$493
$529
$587
$632
$700
$701
$744
$739
2009 2010 2011 2012 2013 2014 2015 2016 2017 LTM 06/18
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
TILC Revenue
Operations Margin
PBT Margin

TRINITY INDUSTRIES, INC.
24

Construction Products Group

Market Positioning

- Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers
- Leading producer and distributor of lightweight and natural construction aggregates in certain regions in the United States
- Diversified exposure to commercial, residential, industrial, and highway markets
- Demand tied to the North American infrastructure build out and federal funding

Current Performance

- LTM 06/18 revenues increased primarily due to higher volumes in our construction aggregates businesses and other businesses. The increase in revenues from our other businesses was primarily a result of our trench shoring acquisition
- Operating margin remains above recent historical levels and reflects the repositioning of the business portfolio to align with more consistent demand drivers
- During 2017, we completed $63 million in acquisitions, expanding our trench shoring manufacturing platform and acquiring the assets of two lightweight aggregates businesses
- Since 2013, exited the concrete and galvanizing businesses, entered and expanded the lightweight aggregates and trench shoring products businesses, and continued to invest in the Company's natural aggregates platform

Business Conditions/Demand Outlook

- These businesses are well-positioned to benefit from long-term spending for replacement and growing infrastructure needs in the U.S.
- Fixing America's Surface Transportation ACT (FAST), passed in December 2015, authorized a $305 billion five-year funding bill for highways and other related transit programs, providing much needed stability for public agencies charged with planning transportation projects
- Strong demand for aggregates in the southwestern U.S. market due to residential and non-residential investment

Construction Products Group Revenues and OP Margin(1)



$600
$500
$400
$300
$200
$100
$0
($mm)
$281
$354
$453
$484
$525
$552
$533
$523
$505
$531
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
2009
2010 (2)
2011
2012
2013
2014
2015
2016
2017
LTM 06/18
Highway Products
Aggregates
Other
OP Margin

Please see Footnotes on Slides 30-31.

TRINITY INDUSTRIES, INC.
25

Energy Equipment Group

Market Positioning

- Leading manufacturer of wind towers, steel utility structures, storage and distribution containers in North America
- Manufacturer of tank heads for pressure and non-pressure vessels, cryogenic equipment used to store and transport liquefied gases as well as oil and gas processing equipment

Business Conditions/Demand Outlook

- Five-year spending bill passed by the federal government in December 2015 included a tax incentive for wind power energy through 2019; the multi-year incentive provides developers the necessary stable planning environment to develop wind projects
- Current demand levels and production visibility for utility structures continues to improve; long-term demand fundamentals remain positive as future growth in investment spending, especially connecting renewable energy to the grid, is expected
- The storage container industry is highly competitive and experiencing pricing pressure in the current market environment; long-term demand fundamentals are positive given the significant investment by chemical companies along the Gulf Coast

Current Performance

Wind Towers and Utility Structures:

- Backlog of $780.1 million for wind towers and utility structures as of 06/18 provides solid visibility into 2020
- Lower wind towers revenue performance year-over-year primarily driven by expected decrease in planned production volumes
- Weaker than expected Q2-18 performance in utility structures business due to lower pricing and efficiencies related to a new product that began shipment in the quarter and expected to complete shipment in Q3-18
- Bidding activity continues to improve for utility structures and expect to resume normal operating levels for remainder of year

Total Business Segment:

- LTM 6/18 operating Profit declined year-over-year reflecting mixed demand conditions for the end markets the Group serves

Energy Equipment Group Revenues and OP Margin



$1,200
$1,000
$800
$600
$400
$200
$0
($mm)
16%
14%
12%
10%
8%
6%
4%
2%
0%
$510
$420
$473
$559
$ 665
$992
$1,114
$1,013
$975
$907
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM 06/18
Wind Tower and Utility Structures Revenues
Other Revenues
OP Margin

TRINITY INDUSTRIES, INC.
26

Inland Barge Group

Market Positioning

- Leading manufacturer of inland barges and fiberglass barge covers in the United States
- Multiple barge manufacturing facilities on inland waterways enable rapid delivery
- Operating flexibility is a key differentiator
- Barge transportation has a cost advantage in high-cost fuel environments

Current Performance

- Revenues and profit down significantly again in LTM 06/18 versus recent historic levels due to a substantial decline in barge deliveries and a weak pricing environment
- Backlog increased from $198.4 million at June 30, 2018 compared to $90.7 million at June 30,2017 primarily due to increase in order activity for liquid barges through the first half of the year
- Continue to remain focused on cost initiatives as barges expected to produce in second half of 2018 were priced in a highly competitive market
- Expect a higher level of changeovers in second half of the year to meet certain barge types and prepare for 2019 production plans

Business Conditions/Demand Outlook

- Improving utilization rates, level of retirements vs. build, and liquid barge movements are helping balance supply and demand; customers are cautiously optimistic regarding improving fundamentals, but too early to determine if sustained recovery

Replacement demand driver (as of 03/31/18):[(4)]

- 3,906 out of 18,819 hopper barges, or approximately 20.8%, are greater than 20 years old
- 840 out of 3,617 tank barges, or approximately 23.2%, are greater than 20 years old
- From 2000 to 2017, the industry had a build-to-scrap ratio of 0.9x; in 2017 the ratio was 0.5x

Inland Barge Group Revenues and OP Margin


$800
$700
$600
$500
$400
$300
$200
$100
$0
($mm)
24%
21%
18%
15%
12%
9%
6%
3%
0%
$527
$422
$549
$675
$577
$639
$653
$403
$158
$135
2009
2010 (1)
2011 (2)
2012 (3)
2013
2014
2015
2016
2017
LTM 06/18
Revenues
OP Margin

Please see Footnotes on Slides 30-31.

TRINITY INDUSTRIES, INC.
27

Reconciliation of EBITDA (1)(2) (in millions)

	2009	2010	2011	2012	2013	2014	2015	2016	2017	LTM 06/18
Income (loss) from continuing operations	($140.8)	$69.4	$146.8	$251.9	$386.1	$709.3	$826.0	$364.7	$713.6	$715.0
Add:										
Interest expense	123.1	182.1	185.3	194.7	187.3	193.4	194.7	181.9	184.0	183.4
Provision/(Benefit) for income taxes	(11.5)	37.3	92.2	134.0	204.4	354.8	426.0	202.1	(341.6)	(364.3)
Depreciation & amortization expense	147.1	180.9	187.7	193.7	211.5	244.6	266.4	283.0	295.4	301.5
Goodwill impairment	325.0	-	-	-	-	-	-	-	-	-
Earnings from continuing operations before interest expense, income taxes, and depreciation and amortization expense	$442.9	$469.7	$612.0	$774.3	$989.3	$1,502.1	$1,713.1	$1,031.7	$851.4	$835.6

"EBITDA" is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation.

(1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company's Concrete business

(2) Includes results of operations related to TRIP starting January 1, 2010

TRINITY INDUSTRIES, INC.
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Reconciliation of PBT Margin – Railcar Leasing and Management Services Group (in millions except for PBT Margin) 2009 2010 2011 2012 2013 2014 2015 2016 2017 LTM 06/18 From Leasing Operations: Revenue $ 329 $ 461 $ 493 $ 529 $ 587 $ 632 $ 700 $ 701 $ 744 $ 739 Operating Profit $ 129 $ 200 $ 225 $ 243 $ 267 $ 288 $ 331 $ 313 $ 341 $ 318 Less: Interest Expense (80) (139) (161) (174) (157) (153) (139) (125) (126) (128) Profit Before Tax (PBT) $ 48 $ 62 $ 64 $ 68 $ 110 $ 135 $ 192 $ 188 $ 215 $ 190 PBT Margin 15% 13% 13% 13% 19% 21% 27% 27% 29% 26% 29

Footnotes Slide 4 (1) Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP Holdings beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business in March 2013 (2) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (3) FY 2017 and LTM 06/18 exclude $476 million non-cash tax benefit related to the effects of the Tax Cuts and Jobs Act. Approximately, $14 million and $32.3 million of spin-off related transaction costs were also excluded for 2017 and LTM 06/18, respectively Slide 6 (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $7 million in FY 2000 and $127.7 million in LTM 06/18 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (4) FY 2017 and LTM 06/18 exclude $476 million non-cash tax benefit related to the effects of the Tax Cuts and Jobs Act. Approximately, $14 million and $32.3 million of spin-off related transaction costs were also excluded for 2017 and LTM 06/18, respectively Slide 9 (1) Excludes unamortized discount and/or unamortized debt issuance costs (2) Leasing railcar equipment has a net book value of $6.4 billion, excluding deferred profit and including partially-owned subsidiaries Slide 10 (1) LTM 06/18 vs LTM 06/17, all numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations; LTM 06/18 per share amount consists of sum of individual quarters (4) Excludes $325 million pre-tax impact of impairment of Goodwill amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (5) FY 2017 and LTM 06/18 exclude $476 million non-cash tax benefit related to the effects of the Tax Cuts and Jobs Act. Spin-off related transaction costs of approximately $14 million and $32.3 million were also excluded for 2017 and LTM 06/18, respectively (6) See Note in Appendix pg. 28 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business Slide 18 (1) Revenues are unaudited and are based on management’s estimates and assumptions and include All Other and Revenue Eliminations post spin-off (2) For financial reporting purposes, a portion of this business (heads product line) is currently included within the financial results of the Energy Equipment Group, but will be retained by Trinity Industries, Inc. following the spin-off (3) Eliminations include manufactured railcars sold to the leasing company Slide 19 (1) Revenues exclude All Other and Revenue Eliminations as provided in the initial Form 10 of Arcosa, Inc. filed May 15, 2018. Unaudited Pro-Forma adjustments have not been included (2) For financial reporting purposes, the results of operations of Inland Barge and its related components are currently reported as a separate segment by Trinity Industries, Inc. (3) For financial reporting purposes, the results of operations of the Components business, including axles and couplers, is currently included with the results of operations of the Rail Group by Trinity Industries, Inc. but will be included with the results of operations of the Transportation Products Group of Arcosa, Inc. following the spin-off 30

Footnotes (Continued) Slide 23 (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325 million pretax charge for impairment of Goodwill; reported FY 2009 operating loss margin was 39.8% (3) Sources: Historical data as reported per the Railway Supply Institute. 2017-2020 projections are an average of estimates provided by Global Insight (07/18) and Economic Planning Associates, Inc. (04/18) and are provided as a point of reference (4) Source: Industry total as reported per the Railway Supply Institute’s American Railway Car Institute Committee (ARCI) Slide 24 (1) Includes TRIP Holdings starting in 2007 (2) Includes Partially-Owned Subsidiaries (3) Operations Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excluding Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense; See Appendix pg. 29 Slide 25 (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business in March 2013 (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010 Slide 27 (1) OP Margin excludes a $5.1 million net gain due to flood-related insurance settlements; reported OP margin 16.3% (2) OP Margin excludes a $15.5 million net gain due to flood-related insurance settlements; reported OP margin 19.4% (3) OP Margin excludes a $3.8 million net gain due to flood-related insurance settlements and the sale of leased barges; reported OP margin 18.5% (4) Source: Informa Economics (03/2018) 31